Financial Instruments and Risk Management	12 Months Ended
Sep. 30, 2012
Financial Instruments and Risk Management [Abstract]
Financial Instruments and Risk Management Disclosure [Text Block]
(13) Financial Instruments and Risk Management

The market risk inherent in the Company’s financial instruments and positions represents the potential loss arising from adverse changes in currency rates, commodity prices, interest rates and the Company’s stock price. Company policy allows derivatives to be used only for identifiable exposures and, therefore, the Company does not enter into hedges for trading purposes where the sole objective is to generate profits.

Concentration of Credit Risk The counterparties to derivative contracts consist of a number of major financial institutions and are generally institutions with which the Company maintains lines of credit. The Company does not enter into derivative contracts through brokers nor does it trade derivative contracts on any other exchange or over-the-counter markets. Risk of currency positions and mark-to-market valuation of positions are strictly monitored at all times.

The Company continually monitors positions with, and credit ratings of, counterparties both internally and by using outside rating agencies. The Company has implemented policies that limit the amount of agreements it enters into with any one party. While nonperformance by these counterparties exposes the Company to potential credit losses, such losses are not anticipated.

The Company sells to a large number of customers primarily in the retail trade, including those in mass merchandising, drugstore, supermarket and other channels of distribution throughout the world. Wal-Mart Stores, Inc. and its subsidiaries accounted for 20.3%, 19.5% and 20.1% of total net sales in fiscal 2012, 2011 and 2010, respectively, primarily in North America. The Company performs ongoing evaluations of its customers' financial condition and creditworthiness, but does not generally require collateral. The Company’s largest customer had obligations to the Company with a carrying value of $120.9 at September 30, 2012. While the competitiveness of the retail industry presents an inherent uncertainty, the Company does not believe a significant risk of loss from a concentration of credit risk exists with respect to accounts receivable.

In the ordinary course of business, the Company enters into contractual arrangements (derivatives) to reduce its exposure to foreign currency, interest rate and commodity price risks. The section below outlines the types of derivatives that existed at September 30, 2012 and 2011 as well as the Company’s objectives and strategies for holding these derivative instruments.

Commodity Price Risk The Company uses raw materials that are subject to price volatility. At times, The Company has used, and may in the future use, hedging instruments to reduce exposure to variability in cash flows associated with future purchases of certain materials and commodities.

In September 2012, the Company discontinued hedge accounting treatment for its existing zinc contracts. These contracts no longer meet the accounting requirements for classification as cash flow hedges because of an ineffective correlation to the underlying zinc exposure being hedged. The zinc forward hedges were designed to offset movement in our purchased zinc supplies, which include indium and certain conversion components.  These two ancillary components of the Company's purchased zinc supplies have been highly volatile, and have negatively impacted the correlation between the zinc hedging contracts and the change in the cost of our zinc supplies. Due to this volatility, the zinc forward contracts do not meet the effectiveness requirements for treatment as cash flow hedges under the accounting guidelines.

The pre-tax gain recognized on these zinc contracts that were no longer considered cash flow hedges was $1.6 at September 30, 2012 and was included in other financing in the Consolidated Statement of Earnings and Comprehensive Income.

Contract maturities for these hedges extend into 2014. There were 17 open contracts at September 30, 2012 with a total notional value of approximately $31.

Foreign Currency Risk A significant portion of the Company’s product cost is more closely tied to the U.S. dollar than to the local currencies in which the product is sold. As such, a weakening of currencies relative to the U.S. dollar, results in margin declines unless mitigated through pricing actions, which are not always available due to the competitive environment. Conversely, a strengthening in currencies relative to the U.S. dollar, and to a lesser extent, the Euro can improve margins. As a result, the Company has entered into a series of forward currency contracts to hedge the cash flow uncertainty of forecasted inventory purchases due to short term currency fluctuations. The Company’s primary foreign affiliates, which are exposed to U.S. dollar purchases, have the Euro, the Japanese yen, the British pound, the Canadian dollar and the Australian dollar as their local currencies. At September 30, 2012 and 2011, the Company had an unrealized pre-tax loss on these forward currency contracts accounted for as cash flow hedges of $5.9 and an unrealized pre-tax gain of $3.3, respectively, included in Accumulated other comprehensive loss on the Consolidated Balance Sheets. Assuming foreign exchange rates versus the U.S. dollar remain at September 30, 2012 levels, over the next twelve months, approximately $5.3 of the pre-tax loss included in Accumulated other comprehensive loss will be included in earnings. Contract maturities for these hedges extend into fiscal year 2014. There were 61 open contracts at September 30, 2012 with a total notional value of approximately $359.

Interest Rate Risk The Company has interest rate risk with respect to interest expense on variable rate debt. At September 30, 2012, the Company has a remaining term loan outstanding of $106.5, which will mature in December 2012. As a result of the permanent repayment of $335 of our existing term loan, the Company terminated a then-existing interest rate swap agreement, which previously hedged our interest rate exposure on $200 of our then-existing term loan balance. A charge of $1.7 is included in interest expense in the third fiscal quarter related to the early termination of this hedging instrument. The Company remains party to an interest rate swap agreement with one major financial institution that fixes the variable benchmark component (LIBOR) of the Company’s interest rate on $100.0 of the Company’s remaining variable rate term loan debt through December 2012. At September 30, 2012 and 2011, respectively, the Company had an unrealized pre-tax loss on these interest rate swap agreements of $0.3 and $4.7 included in Accumulated other comprehensive loss on the Consolidated Balance Sheets. Over the next three months the interest rate swap agreement will be fully settled and the total $0.3 pre-tax loss included in Accumulated other comprehensive loss is expected to be included in earnings.

Cash Flow Hedges The Company maintains a number of cash flow hedging programs, as discussed above, to reduce risks related to foreign currency and interest rate risk. Each of these derivative instruments have a high correlation to the underlying exposure being hedged and have been deemed highly effective for accounting purposes in offsetting the associated risk.

Derivatives not Designated in Hedging Relationships The Company holds a share option with a major financial institution to mitigate the impact of changes in certain of the Company’s deferred compensation liabilities, which are tied to the Company’s common stock price. Period activity related to the share option is classified in the same category in the cash flow statement as the period activity associated with the Company’s deferred compensation liability, which was cash flow from operations.

In addition, the Company enters into foreign currency derivative contracts which are not designated as cash flow hedges for accounting purposes to hedge existing balance sheet exposures. Any losses on these contracts would be offset by exchange gains on the underlying exposures; thus, they are not subject to significant market risk.

The following table provides estimated fair values as of September 30, 2012 and 2011, and the amounts of gains and losses on derivative instruments classified as cash flow hedges as of and for the twelve months ended September 30, 2012 and 2011, respectively.

	At September 30, 2012	For The Year Ended September 30, 2012
Derivatives designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset(Liability) (1) (2)	Gain/(Loss) Recognized in OCI(3)	Gain/(Loss) Reclassified From OCI into Income (Effective Portion) (4) (5)
Foreign currency contracts	$(5.9)	$(10.0)	$(0.8)
Commodity contracts	—	—	(6.0)
Interest rate contracts	(0.3)	2.7	(1.7)
Total	$(6.2)	$(7.3)	$(8.5)

	At September 30, 2011	For The Year Ended September 30, 2011
Derivatives designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset(Liability) (1) (2)	Gain/(Loss) Recognized in OCI(3)	Gain/(Loss) Reclassified From OCI into Income (Effective Portion) (4) (5)
Foreign currency contracts	$3.3	$(4.5)	$(24.6)
Commodity contracts	(6.2)	(5.2)	1.0
Interest rate contracts	(4.7)	3.1	—
Total	$(7.6)	$(6.6)	$(23.6)

(1)	All derivative assets are presented in other current assets or other assets.

(2)	All derivative liabilities are presented in other current liabilities or other liabilities.

(3)	OCI is defined as other comprehensive income.

(4)	Gain/(Loss) reclassified to Income was recorded as follows: Foreign currency contracts and ineffective commodity contract in other financing, effective commodity contracts in Cost of products sold.

(5)
Each of these derivative instruments has a high correlation to the underlying exposure being hedged and has been deemed highly effective in offsetting associated risk. The ineffective portion for foreign currency and interest rate contracts recognized in income was insignificant to the twelve months ended September 30, 2012. In September 2012, the Company discontinued hedge accounting treatment for its zinc contracts as the contracts no longer correlated to the underlying zinc exposure being hedged. Included within the net loss above is a $1.6 gain for the ineffective portion that was de-designated and reclassified from OCI into income at September 30, 2012. This gain has been included in the table below for derivatives not designated as cash flow hedges.

The following table provides estimated fair values as of September 30, 2012 and 2011, and the amounts of gains and losses on derivative instruments not classified as cash flow hedges as of and for the twelve months ended September 30, 2012 and 2011, respectively.

	At September 30, 2012	For The Year Ended September 30, 2012
Derivatives not designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset (Liability)	Gain/(Loss) Recognized in Income (1)
Share option	$2.5	$6.1
Commodity contracts (2)	1.6	1.6
Foreign currency contracts	(0.7)	(1.9)
Total	$3.4	$5.8

	At September 30, 2011	For The Year Ended September 30, 2011
Derivatives not designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset (Liability)	Gain/(Loss) Recognized in Income (1)
Share option	$(3.4)	$(0.6)
Foreign currency contracts	0.4	4.5
Total	$(3.0)	$3.9

(1) Gain/(Loss) recognized in Income was recorded as follows: Share option in Selling, general and administrative expense and foreign currency and commodity contracts in other financing.
(2) In September 2012, the Company discontinued hedge accounting treatment for its existing zinc contracts. These contracts no longer meet the accounting requirements for classification as cash flow hedges because of an ineffective correlation to the underlying zinc exposure being hedged. Included in the table above is a gain of $1.6 for the ineffective portion that was de-designated and reclassified from OCI into income at September 30, 2012.

Fair Value Hierarchy Accounting guidance on fair value measurements for certain financial assets and liabilities requires that assets and liabilities carried at fair value be classified in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs reflecting the reporting entity’s own assumptions or external inputs from inactive markets.

Under the fair value accounting guidance hierarchy, an entity is required to maximize the use of quoted market prices and minimize the use of unobservable inputs. The following table sets forth the Company’s financial assets and liabilities, which are carried at fair value, as of September 30, 2012 and 2011 that are measured on a recurring basis during the period, segregated by level within the fair value hierarchy:

	Level 2
	September 30,
	2012	2011
Assets/(Liabilities) at estimated fair value:
Deferred Compensation	$(161.6)	$(147.6)
Derivatives - Foreign Exchange	(6.6)	3.7
Derivatives - Commodity	1.6	(6.2)
Derivatives - Interest Rate Swap	(0.3)	(4.7)
Share Option	2.5	(3.4)
Total Liabilities at estimated fair value	$(164.4)	$(158.2)

At September 30, 2012 and 2011 the Company had no level 1 or level 3 financial assets or liabilities.

See Note 7 of the Notes to Consolidated Financial Statements for further discussion of deferred compensation liabilities.

Effective January 1, 2012, the Company adopted an ASU related to estimated fair value measurements. The new guidance results in a consistent definition of estimated fair value and common requirements for measurement of and disclosure about estimated fair value between U.S. GAAP and IFRS. These disclosures were applied on a prospective basis.

At September 30, 2012 and 2011, the fair market value of fixed rate long-term debt was $2,438.0 and $1,969.3, respectively, compared to its carrying value of $2,263.6 and $1,865.0, respectively. The book value of the Company’s variable rate debt approximates estimated fair value. The estimated fair value of the long-term debt is estimated using yields obtained from independent pricing sources for similar types of borrowing arrangements. The estimated fair value of fixed rate long-term debt has been determined based on level 2 inputs.

Due to the nature of cash and cash equivalents and short-term borrowings, including notes payable, carrying amounts on the balance sheets approximate estimated fair value. The estimated fair value of cash and cash equivalents and short-term borrowings have been determined based on level 2 inputs.

At September 30, 2012, the estimated fair value of foreign currency, interest rate swap and commodity contracts is the amount that the Company would receive or pay to terminate the contracts, considering first, quoted market prices of comparable agreements, or in the absence of quoted market prices, such factors as interest rates, currency exchange rates and remaining maturities. The estimated fair value of the deferred compensation liability is determined based upon the quoted market prices of the Energizer Common Stock Unit Fund as well as other investment options that are offered under the plan.

Venezuela Currency Risk The Company has investments in Venezuelan affiliates. Venezuela has been considered highly inflationary under GAAP since January 1, 2010. In addition, the conversion of local monetary assets to U.S. dollars is restricted by the Venezuelan government. We continue to monitor this situation including the impact such restrictions may have on our future business operations. At this time, we are unable to predict with any degree of certainty how recent and future developments in Venezuela will affect our Venezuela operations, if at all. At September 30, 2012, the Company had approximately $40 in net monetary assets in Venezuela. Due to the level of uncertainty in Venezuela, we cannot predict the exchange rate that will ultimately be used to convert our local currency net monetary assets to U.S. dollars in the future.